Financial Assets and Liabilities - Summary of Borrowings (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Borrowings
Borrowing arrangements	$ 80,000	$ 80,000
Less: transaction costs	(6,738)	(6,738)
Amortization of carrying amount, net of payments made	16,216	8,024
Borrowings	89,478	81,286
Current	32,455	14,007
Non-current	57,023	67,279
Total borrowings	$ 89,478	$ 81,286